UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to § 240.14a -12

ATMEL CORPORATION

(Name of Registrant as Specified In Its Charter)

GEORGE PERLEGOS

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:_____________________________________________________________
2) Aggregate number of securities to which transaction applies:____________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________________________________________________
4) Proposed maximum aggregate value of transaction:_________________________________________________________________________________________
5) Total fee paid:_________________________________________________________________________________________________
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:_________________________________________________________________________________________
2) Form, Schedule or Registration Statement No.:_______________________________________________________________________
3) Filing Party: :__________________________________________________________________________________________________
4) Date Filed:____________________________________________________________________________________________________

The following changes have been made to http://www.improveatmel.com.

About this Website

This website contains forward looking statements, including estimates, projections and pro forma information, which are included solely for the purpose of illustrating how the nominees plan to increase shareholder value so that you can cast an informed vote at the May 18, 2007 Special Meeting of Shareholders of Atmel Corporation (the “Company”). As you know, predictions of future results are inherently uncertain and future results may differ materially from those set forth in these forward looking statements. While these forward looking statements were prepared based on the best information available to George Perlegos and the nominees, they were not prepared with the benefit of access to the Company’s books and records and the accuracy and completeness of financial and other information obtained from publicly available sources and used in preparing these forward looking statements has not been independently verified. As a result, there can be no assurance that the estimates and assumptions underlying these forward looking statements conform to the current state of affairs at the Company, that the nominees, if elected and having the benefit of access to the Company’s books and records, will not determine that the best interests of shareholders require that modifications be made to the implementation of their plan to increase shareholder value or that the results or performance of the Company as a result of the implementation of the nominees’ plan to increase shareholder value, whether or not modified, will not differ materially from the forward looking statements contained in this website.

This website constitutes proxy solicitation material and is intended solely to inform shareholders so that they may cast an informed vote at the Special Meeting of Shareholders. Except as provided by the federal securities laws, this website may not be relied upon or used for any other purpose, including for purposes of making an investment decision with respect to the company’s securities.

Shareholders are advised to read the definitive proxy statement and other documents related to the solicitation of proxies filed by George Perlegos for use at the May 18, 2007 Special Meeting of Shareholders because they contain important information. The definitive proxy statement and a form of proxy have been mailed to shareholders of the company and, along with other relevant documents, are available at no charge at the Securities and Exchange Commission’s website at http://www.sec.gov, on this website or by contacting Mackenzie Partners, Inc. by telephone at (800) 322-2885 or by e-mail at proxy@mackenziepartners.com. Information relating to George Perlegos and the nominees, who are the participants in the proxy solicitation, is contained or referred to in the definitive proxy statement.

This website contains forward looking statements, including estimates, projections and pro forma information, which are included solely for the purpose of illustrating how the nominees plan to increase shareholder value so that you can cast an informed vote at the May 18, 2007 Special Meeting of Shareholders of Atmel Corporation (the “Company”). As you know, predictions of future results are inherently uncertain and future results may differ materially from those set forth in these forward looking statements. While these forward looking statements were prepared based on the best information available to George Perlegos and the nominees, they were not prepared with the benefit of access to the Company’s books and records and the accuracy and completeness of financial and other information obtained from publicly available sources and used in preparing these forward looking statements has not been independently verified. As a result, there can be no assurance that the estimates and assumptions underlying these forward looking statements conform to the current state of affairs at the Company, that the nominees, if elected and having the benefit of access to the Company’s books and records, will not determine that the best interests of shareholders require that modifications be made to the implementation of their plan to increase shareholder value or that the results or performance of the Company as a result of the implementation of the nominees’ plan to increase shareholder value, whether or not modified, will not differ materially from the forward looking statements contained in this website.

This website constitutes proxy solicitation material and is intended solely to inform shareholders so that they may cast an informed vote at the Special Meeting of Shareholders. Except as provided by the federal securities laws, this website may not be relied upon or used for any other purpose, including for purposes of making an investment decision with respect to the company’s securities.

Shareholders are advised to read the definitive proxy statement and other documents related to the solicitation of proxies filed by George Perlegos for use at the May 18, 2007 Special Meeting of Shareholders because they contain important information. The definitive proxy statement and a form of proxy have been mailed to shareholders of the company and, along with other relevant documents, are available at no charge at the Securities and Exchange Commission’s website at http://www.sec.gov, on this website or by contacting Mackenzie Partners, Inc. by telephone at (800) 322-2885 or by e-mail at proxy@mackenziepartners.com. Information relating to George Perlegos and the nominees, who are the participants in the proxy solicitation, is contained or referred to in the definitive proxy statement.

1. The www.improveatmel.com website (the “Site”) is maintained by George Perlegos (the “Site Operator”). These terms and conditions of use (the “Terms of Use”) set forth the terms on which you may use the Site and the information and materials contained therein (the “Contents”). You agree that your access and use of the Site are subject to these Terms of Use and all applicable laws, statutes and/or regulations. If you do not agree to these Terms of Use, you are not authorized to use the Site or the Contents in any manner, and you should immediately discontinue any use of the Site or the Contents.

2. The information provided at the Site is not intended to constitute investment advice. You should not construe the publication of the Contents as any warranty or guarantee of any strategy, recommendation or investment outcome. This Site and the Contents contained herein do not constitute an offer or a solicitation of an offer for sale of any securities.

3. The Site Operator shall have the right at any time to modify or discontinue any aspect of the Site or any part of the Contents. The Site Operator may also modify these Terms of Use without notice. You agree to monitor these Terms of Use, and to cease all access or use of the Site if you no longer agree to abide by the Terms of Use. Your continued use of the Site shall constitute acceptance of such modification.

4. You may use the Site and the Contents for lawful purposes only and only as permitted pursuant to the Terms of Use. The Site Operator reserves all rights not expressly granted herein, including the right to terminate your use of the Site without notice.

5. You agree to access the Contents and the Site manually, by request, and not automatically, through the use of a program, or by other means. You agree not to take any action, alone or with others, that would interfere with the operation of the Site, to alter the Site in any way, or to impede others' access to and freedom to enjoy and use the Site as made available by the Site Operator.

6. Except as provided under applicable securities laws and regulations, the Site and all Contents are provided on an “AS IS” basis and by using the Site, you agree that all access to and use of the Site and any website linked to or from the Site and the contents thereof is at your own risk. Except as provided under applicable securities laws and regulations, neither the Site Operator, nor any of its affiliates, directors, officers, employees, agents, representatives or independent contractors, nor any third party vendor will be liable or have any responsibility of any kind for any loss or damage that you incur (i) in the event of any failure or interruption of the Site, (ii) resulting from the act or omission of any third party involved in making the Site or the data contained therein available to you, or (iii) from any other cause relating to your access to, inability to access, or use of the Site or the Contents, or any w ebsite linked to this Site, including loss or damage relating to the reliance by any party on any content obtained through the use of such websites or that arise in connection with mistakes or omissions in content available through such websites whether or not the circumstances giving rise to such cause may have been within the control of the Site Operator or of any vendor providing software or services support. Except as provided under applicable securities laws and regulations, neither the Site Operator nor any of its affiliates, shareholders, directors, officers, employees, agents or representatives shall be liable for any direct or indirect, incidental, exemplary, punitive, special or consequential damages arising out of or relating to the Site, the use of or inability to use the Site, or the Contents, even if such party has been advised of the possibility of such damages.

7. Use of the Site shall be governed by and construed in accordance with all applicable federal laws of the United States of America and the laws in effect in the State of New York, without giving effect to the principles of conflicts of law. The Site Operator reserves the right to seek all remedies available at law or in equity for violations of the Terms of Use, including the right to block access from a particular internet address to this Site.